UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 7, 2011
CKX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34794	27-0118168

(State or other jurisdiction of incorporation)	Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue, New York, New York	10022

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-838-3100
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     On June 7, 2011, CKx, Inc. (“CKx”) issued a press release announcing an agreement in principle to settle the class action lawsuit related to the previously announced acquisition of CKx by affiliates of Apollo Management, L.P. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
99.1	Press Release, issued June 7, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX, INC.
Dated: June 7, 2011	By:	/s/ Howard J. Tytel
		Name:	Howard J. Tytel
		Title:	Senior Executive Vice President, Director of Legal and Governmental Affairs

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, issued June 7, 2011